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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 16, 2005


                        Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Virginia                      0-28635                  54-1964895
(State or other jurisdiction   (Commission file number)        (IRS Employer
    of incorporation)                                             Number)


                  5350 Lee Highway, Arlington, Virginia 22207
              (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

(a)      Not applicable.

(b) On November 16, 2005, Frank L. Cowles, Jr. resigned from his positions as a director of Virginia Commerce Bancorp, Inc. and its wholly owned subsidiary, Virginia Commerce Bank in order to focus upon a personal matter unrelated to his service as a director.

(c)      Not applicable.

(d)      Not applicable.


                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VIRGINIA COMMERCE BANCORP, INC.



                                By:  /s/ Peter A. Converse
                                   -----------------------------------------
                                   Peter A. Converse, Chief Executive Officer

Dated: November 16, 2005